UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2002

AMERICAN STANDARD COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11415	13-3465896

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (732) 980-6000

ITEM 9. REGULATION FD DISCLOSURE
ITEM 7. EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-99.1: STATEMENT OF PRINCIPAL EXECUTIVE OFFICER
EX-99.2: STATEMENT OF PRINCIPAL FINANCIAL OFFICER

ITEM 9.    REGULATION FD DISCLOSURE

                   On August 9, 2002, Frederic M. Poses, principal executive officer, and G. Peter D’Aloia, principal financial officer, of American Standard Companies Inc. submitted sworn statements to the Securities and Exchange Commission, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (Order No. 4-460) issued June 27, 2002.

                   A copy of the statements are attached as Exhibit 99.1 and Exhibit 99.2.

Limitation on Incorporation by Reference

                   In accordance with general instruction B.2 of Form 8-K, the information in this report and the attached exhibits is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 7.     EXHIBITS

99.1	Statement Under Oath of Principal Executive Officer dated August 9, 2002.

99.2	Statement Under Oath of Principal Financial Officer dated August 9, 2002.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN STANDARD COMPANIES INC.

	By:	/s/ RICHARD S. PARADISE

	Name:	Richard S. Paradise
	Title:	Vice President and Controller

DATE: August 9, 2002

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Statement Under Oath of Principal Executive Officer dated August 9, 2002.

99.2	Statement Under Oath of Principal Financial Officer dated August 9, 2002.